QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER

        In connection with the annual report of Capstone Turbine Corporation (the "Company") on Form 10-K for the fiscal year ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Darren R. Jamison, as Chief Executive Officer of the Company, and Jayme L. Brooks, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ DARREN R. JAMISON Darren R. Jamison President and Chief Executive Officer
By:	/s/ JAYME L. BROOKS Jayme L. Brooks Chief Financial Officer

Date: June 15, 2015

QuickLinks

  Exhibit 32
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER